                                                                 EXHIBIT h(5)(c)

                                 AMENDMENT NO. 2
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT

         The Master Administrative Services Agreement (the "Agreement"), dated June 1, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and AIM Funds Group, a Delaware business trust, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                                 AIM FUNDS GROUP

PORTFOLIOS                                  EFFECTIVE DATE OF AGREEMENT
----------                                  ---------------------------
AIM Balanced Fund                                  June 1, 2000

AIM Global Utilities Fund                          June 1, 2000

AIM Select Growth Fund                             June 1, 2000

AIM Value Fund                                     June 1, 2000

AIM European Small Company Fund                  August 30, 2000

AIM International Emerging Growth Fund           August 30, 2000

AIM New Technology Fund                          August 30, 2000

AIM Small Cap Equity Fund                        August 30, 2000

AIM Value II Fund                                August 30, 2000

AIM Worldwide Spectrum Fund                      December 27, 2000"

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  December 27, 2000

                                                A I M ADVISORS, INC.


Attest: /s/ LISA A. MOSS                        By: /s/ ROBERT H. GRAHAM
        -----------------------                     -------------------------
        Assistant Secretary                         Robert H. Graham
                                                    President


(SEAL)


                                                AIM FUNDS GROUP

Attest: /s/ LISA A. MOSS                        By: /s/ ROBERT H. GRAHAM
        -----------------------                     -------------------------
        Assistant Secretary                         Robert H. Graham
                                                    President


(SEAL)